Exhibit 10.2
PURCHASE MONEY SECURITY AGREEMENT
     This Purchase Money Security Agreement (this “Agreement”) dated March 17, 2011 is made and entered into by and among KiOR Columbus, LLC, a Delaware limited liability company, (“Debtor”) and The Mississippi Development Authority acting for and on behalf of the State of Mississippi (“Secured Party”).
RECITALS:
     A. Secured Party and Debtor have entered into a Loan Agreement dated the date hereof (the “Loan Agreement”) which sets forth the terms and conditions under which Secured Party has agreed to make the Loan (as defined in the Loan Agreement) to Debtor, which Loan is evidenced by the Note which is dated the date hereof.
     B. As provided in the Loan Agreement, the proceeds of the Loan are to be used, among other things, to enable Debtor to acquire rights in specific equipment to be used by Debtor in the manufacturing of renewable crude oil from Mississippi-grown biomass which equipment comprise the Collateral subject to this Agreement.
     C. This Agreement evidences the purchase of equipment on credit extended by Secured Party with the granting of a purchase money security interest in the equipment so purchased.
AGREEMENTS:
     NOW, THEREFORE, in consideration of the premises set forth therein, and to induce Secured Party to make the loan to Debtor and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
     1. Definitions. All capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Loan Agreement. The following terms shall have the following meanings:
          “Collateral” shall mean the equipment, land and buildings (some of which may be affixed and qualify as a fixture) listed on Exhibit “A” attached hereto, as amended from time to time. Any and all other assets of Borrower not listed on Exhibit “A,” as amended from time to time, are specifically excluded from the definition of Collateral.
          “Default” shall mean an Event of Default under the Loan Agreement.
          “Proceeds” shall mean “proceeds,” as such term is defined in the Uniform Commercial Code and shall include, without limitation, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable with respect to any of the Collateral, (b) any and all payments, in any form whatsoever, made or due and payable from time to time in connection with any confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority, and (c) any and all other amounts from time to time paid or payable under, in respect of or in connection with any of the Collateral.
          “Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect from time to time in the State of Mississippi; provided, however, if, by reason of mandatory provisions of law, the attachment, perfection or priority of Secured Party’s security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Mississippi, the term “Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.
     2. Grant of Security Interest. As collateral security for the prompt payment in full when due of any amounts due and owing under the Note and/or the Loan Agreement from time to time, Debtor hereby pledges and grants to Secured Party a lien on and security interest in and to the Collateral.
     3. Representations. Warranties and Covenants of Debtor. Debtor represents and warrants to, and covenants with Secured Party as follows:
          (a) Any and all advances made in connection with this Agreement shall be applied exclusively to Debtor’s acquisition of the Collateral and any soft costs incurred by Debtor in connection therewith, including without limitation tenant improvements and buildout costs, tooling, equipment especially manufactured for Borrower, freight, installation, sales taxes and other soft costs, all as approved by Secured Party acting in its reasonable discretion;
          (b) Debtor is and will be the owner of the Collateral and no lien exists or will exist upon such Collateral at any time other than (i) liens in favor of the Secured Party (ii) statutory liens for taxes not yet due; (iii) statutory liens of landlords, liens of carriers, warehousemen, artisans, repairmen, mechanics and material men incurred in the ordinary course of business for sums not yet due; and (iv) minor irregularities of title which do not in the aggregate materially detract from the value or use of the Collateral (collectively “Permitted Liens”);
          (c) This Agreement is effective to create in favor of Secured Party a valid security interest in and lien upon all of Debtor’s right, title and interest in and to the Collateral and, upon the filing of appropriate Uniform Commercial Code financing statements, such security interest will be duly perfected in all of the Collateral; and
          (d) All information heretofore, herein or hereafter furnished to Secured Party by or on behalf of Debtor with respect to the Collateral is and will be accurate and complete in all material respects.

     4. Agreements of Debtor. Debtor hereby agrees with Secured Party as follows:
          (a) Other Documents and Actions. Debtor shall give, execute, deliver, file or record any financing statement, notice, instrument, agreement or other document that may be necessary or desirable in the reasonable judgment of Secured Party to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable Secured Party to exercise and enforce the rights of Secured Party hereunder with respect to such security interest.
          (b) Further Identification of Collateral. Debtor shall, when and as often as reasonably requested by Secured Party, furnish to Secured Party, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail.
          (c) Other Liens. Debtor shall not create, permit or suffer to exist, and shall defend the Collateral against and take such other action as is necessary to remove, any lien on the Collateral except Permitted Liens, and shall defend the right, title and interest of Secured Party in and to the Collateral and in and to all Proceeds thereof against the claims and demands of all persons whatsoever except Permitted Liens.
          (d) Preservation of Rights. Whether or not any Event of Default has occurred or is continuing, Secured Party may, but shall not be required to, take any actions Secured Party reasonably deems necessary or appropriate to preserve any Collateral or any rights against third parties to any of the Collateral, including obtaining insurance on the Collateral at any time when Debtor has failed to do so, and Debtor shall promptly pay, or reimburse Secured Party for, all expenses incurred in connection therewith.
     5. Remedies. Whenever any Default shall have occurred and be continuing, any one or more of the following remedial steps may be taken; provided that written notice of the Default has been given to Debtor by Secured Party, and the Default has not theretofore been cured:
          (a) Secured Party shall have, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon a default under the Uniform Commercial Code (whether or not the Uniform Commercial Code applies to the affected Collateral) and Secured Party may, without notice, demand or legal process of any kind except as may be required by law, at any time or times (i) enter Debtor’s premises and take physical possession of the Collateral and maintain such possession on Debtor’s premises, at no cost to Secured Party, or remove the Collateral or any part thereof to such other place or places as Secured Party may desire, (ii) require Debtor to, and Debtor hereby agrees to, assemble the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to Secured Party and Debtor and (iii) without notice except as specified below, sell, lease, assign, grant an option or options to purchase or otherwise dispose of the Collateral or any part thereof at public or private sale, at any exchange, broker’s board or at any of the offices of Secured Party or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Secured Party may deem commercially reasonable. Debtor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ notice to Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor and such sale may, without further notice, be made at the time and place to which it was so adjourned;
          (b) Secured Party may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments or otherwise modify the terms of, any of the Collateral; and
          (c) Secured Party may, in the name of Secured Party or in the name of Debtor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.
     6. Deficiency: Application of Proceeds. If the Proceeds of sale, collection or other realization of or upon the Collateral are insufficient to cover the costs and expenses of such realization and the payment in full of the amounts owed under the Note, Debtor shall remain liable for any deficiency. The Proceeds of any collection, sale or other realization of all or any part of the Collateral shall be applied as follows: first, to payment of all expenses payable or reimbursable by Debtor under the Note; second, to payment of principal of the Note; and last, any remainder shall be for the account of and paid to Debtor.
     7. Power of Attorney. Debtor hereby irrevocably constitutes and appoints Secured Party, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Debtor and in the name of Debtor or in its own name, from time to time in the discretion of Secured Party, after the occurrence and during the continuance of an Event of Default, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary to accomplish the purposes of this Agreement.
     8. Termination. This Agreement and the liens and security interests granted hereunder shall not terminate until the full and complete payment of all amounts owed under the Note (regardless of whether the Note shall have earlier terminated).
     9. Further Assurances. At any time and from time to time, upon the request of Secured Party, and at the sole expense of Debtor, Debtor shall promptly and duly execute and deliver any and all such further instruments, documents and agreements and take such further actions as Secured Party may reasonably require in order for Secured Party to obtain the full benefits of this Agreement, including, without limitation, using Debtor’s commercially reasonable efforts to secure all consents and approvals necessary or appropriate for the assignment to Secured Party of any Collateral held by Debtor or in which Debtor has any rights not heretofore assigned, the filing of any financing or continuation statements under the Uniform Commercial Code with respect to the security interests granted hereby, transferring Collateral to Secured Party’s possession if a security interest in such Collateral can be perfected by possession, placing the interest of Secured Party as lien holder on the certificate of title of any motor vehicle and obtaining waivers of liens from landlords and mortgagees. Debtor further hereby authorizes Secured Party to file any such financing or continuation statement without the signature of Debtor to the extent permitted by law.
     10. Limitation on Duty of Secured Party. The powers conferred on Secured Party under this Agreement are solely to protect Secured Party’s interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any of the Collateral. Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither Secured Party nor any of its officers, directors, employees or agents shall be responsible to Debtor for any act or failure to act, except for gross negligence or willful misconduct. Without limiting the foregoing, Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if such Collateral is accorded treatment substantially equivalent to that which Secured Party accords its own property consisting of the type of Collateral involved, it being understood and agreed that Secured Party shall have no responsibility for taking any necessary steps, other than steps taken in accordance with the standard of care set forth above, to preserve rights against any person with respect to any Collateral.
     11. Miscellaneous.
          (a) No Waiver. No failure on the part of Secured Party to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Secured Party of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.
          (b) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Mississippi, without giving effect to the choice of law principles thereof.
          (c) Notices. All notices required or permitted to be given hereunder shall be in writing and may be delivered by hand, by nationally recognized private courier, or by United States mail. Notices delivered by mail shall be deemed given three (3) business days after being deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested. Notices delivered by hand or by nationally recognized private carrier shall be deemed given on the first business day following receipt. All notices shall be addressed to each of the parties hereto at the addresses specified in the Loan Agreement.
          (d) Amendments. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by Debtor and Secured Party. Provided, however, the addition of specific equipment to Exhibit “A” may be accomplished by the execution of an amended Exhibit “A” by a duly authorized representative of Debtor.

          (e) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each of the parties hereto, provided, that Debtor shall not assign or transfer its rights hereunder except in connection with a transfer allowed under Section 6.1 of the Loan Agreement without the prior written consent of Secured Party.
          (f) Counterparts: Headings. This Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.
          (g) Severability. If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of Secured Party in order to carry out the intentions of the parties hereto as nearly as may be possible, and the invalidity or unenforceability of any provision in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.
     IN WITNESS WHEREOF, the parties have caused this Security Agreement to be duly executed and delivered on the day and year first above written.

DEBTOR:

KiOR COLUMBUS, LLC

By:	/s/ Fred Cannon
Title:	Chief Executive Officer

SECURED PARTY:

THE MISSISSIPPI DEVELOPMENT
AUTHORITY acting for and on behalf of the State of Mississippi

By:	/s/ Gary Swoope
Title:	Executive Director

EXHIBIT “A”
Collateral

2